Exhibit 10.7

              LEASE dated May 14 , 1983 between Vornado, Inc., a Delaware corporation, whose addresses 174 Passaic Street, Garfield, New Jersey 07026 ("Landlord") and J. Leven & Co., a New Jersey corporation, whose address is 109 South 20th Street, Irvington, New Jersey 07111 ("Tenant").

              Landlord hereby leases to Tenant and Tenant hereby rents from Landlord the Demised Premises (as defined in Article I) for the Term provided for in Article IV hereof at the rent provided for in Article V hereof and on all of the terms and conditions set forth herein. Intending to be legally bound hereunder and in consideration of $1.00 and other good and valuable consideration, Landlord and Tenant hereby agree with each other as follows:

                           ARTICLE I. LEASE SCHEDULE.

              The following terms shall be applicable to the various provisions of this Lease which refer to them:

              Section 1.01.Demised Premises and the Complex:

              Demised Premises means a portion of the Building at a warehousing complex located in East Hanover, New Jersey. The portion of the building leased to Tenant consists of approximately 75,000 square feet of floor area and is designated as "Demised Premises" on Exhibit A. Exhibit A is attached hereto and made a part hereof. The Demised Premises includes any alterations, additions or repairs made thereto. The warehousing complex is referred to in this agreement as the "Complex".

              Section 1.02.Building: Means the Building in which the Demised Premises is locates, as shown on Exhibit A.

              Section 1.03.         Expiration Date: Means December 31, 1993.

              Section 1.04.         Rent:

              Minimum Rent: Minimum Rent shall be payable as follows: (i) the sum of $168,750.00 per annum during the first two (2) years of the Term; (ii) the sum of $187,500.00 per annum during the third 3rd) through the fourth (4th) years of the Term; (iii) the sum of $206,250.00 per annum during the fifth (5th) through the sixth (6th) years of the Term; and (iv) $225,000.00 per annum during the balance of the Term.

              Section 1.05.Taxes:

              Tax Contributions:    See Section  5.03.

              Section  1.06.Tenant's  Contribution  (Common Area Expenses):  See
Section 11.04.

              Section 1.07.Security:   None.

              Section 1.08.         Use:

              (a) Permitted Uses:     See Section 9.01.

              (b) Tenant's Operation: Distribution of paint and garden supplies and related products.

              (c) Tenant's Business Name:     J. Leven & Co.

              Section 1.09.         Broker: Archie Schwartz Company.

              Section 1.10.Notice Addresses:

              (a) Landlord's Notice Address:

                     174 Passaic Street
                     Garfield, New Jersey 07026
                     Attn: Vice President, Real Estate

              (b) Landlord's Notice Copy Address:

              Finley, Kumble, Wagner, Heine, Underberg & Casey
              425 Park Avenue
              New York, New York 10022
              Attention: Neil Underberg, Esq.

              (c) Tenant's Notice Address until January 1, 1984:
              J. Leven & Co.
              109 South 20th Street
              Irvington, New Jersey 07111

              (d) Tenant's Notice Address after January 1, 1984:

              J. Leven & Co.
              Ridgedale Industrial Campus
                         Ridgedale Avenue and Murray Road
              Building #903
              East Hanover, New Jersey 07936

              (e) Tenant's Notice Copy Address:
              National Patent Development Corporation
              375 Park Avenue
              New York, New York 10152
              Attention: David A. Rapaport, General Counsel

                            ARTICLE II. DEFINITIONS.

              As used herein, the following words and phrases have the following meanings:

              Section 2.01.         Common Area:

              Means the portions of the Complex designated for common use from time to time by Landlord. References to the Common Area include the parts of the Complex designated as a Parking Area by Landlord from time to time.

              Section 2.02.         Expiration Date:

              Means the last day of the Term. If the Term has been extended or this Lease has been renewed, the Expiration Date shall be the last day of the Term as so extended or renewed. If this Lease is cancelled or terminated prior to the originally fixed Expiration Date, then the Expiration Date shall be the date on which this Lease is so cancelled or terminated. But if this Lease is cancelled or terminated prior to the-originally fixed Expiration Date by reason of Tenant's Default, Tenant's liability under the provisions of this Lease shall continue until the date the Term would have expired and such cancellation or termination not occurred.

              Section 2.03.         Force Majeure:

              Means any of the following events: Acts of God; strikes, lock-outs, or labor difficulty; explosion, sabotage, accident, riot or civil commotion; act of war; fire or other casualty; legal requirements; delays caused by the other party; any causes beyond the reasonable control of a party.

              Section 2.04.         Insurance Requirements:

              Means the applicable provisions of the insurance policies carried by Landlord covering the Demised Premises, the Complex, or any part of either; all requirements of the issuer of any such policy; and all orders, rules, regulations and other requirements of any insurance service office which serves the community in which the Complex is situated.

              Section 2.05.         Landlord's Work:

              Means the construction and other work designated as Landlord's Work set forth in Exhibit B.

              Section 2.06.         Master Lease:

              Means a lease of the Demised Premises or the Complex, as the case may be, or a lease of the ground underlying the Demised Premises or the Complex, between the owner thereof, as lessor, and Landlord, as lessee, giving rise to Landlord's rights and privileges in the Demised Premises, the Complex or such underlying land.

              Section 2.07.Master Lessor:

              Means the owner of the Lessor's interest under the Master Lease.

              Section 2.08.Mortgage:

              Means any mortgage, deed to secure debt, trust indenture, or deed of trust which may now or hereafter affect, encumber or be a lien upon the Demised Premises, the Complex, the real property of which the Complex forms a part, or Landlord's interest therein; and any spreading agreements, renewals, modifications, consolidations, replacements and extensions thereof.

              Section 2.09.Mortgagee:

              Means the holder of any Mortgage, at anytime.

              Section 2.10.Parking Area:

              Means those portions of the Complex which are designated as such by Landlord from time to time.

              Section 2.11.Person:

              Means an individual, fiduciary, estate, trust, partnership, firm, association, corporation, or other organization, or a government or governmental authority.

              Section 2.12.Pro Rata Share:

              Means the proportion that the ground floor area of the Demised Premises bears to the ground floor area of all of the rentable space of the buildings situated in the Complex. Such floor area shall be computed to the outside faces of exterior walls and the center line of party walls.

              Section 2.13.Repair:

              Includes the words "replacement and restoration", "replacement or restoration", "replace and restore", "replace or restore", as the case may be.

              Section 2.14.Tenant's Agents:

              Includes  Tenant's  employees,   servants,   licensees,   tenants,
subtenants, assignees, contractors, heirs, successors, legatees, and devisees.

              Section 2.15.Tenant's Work:

              Tenant's Work means the construction and other work designated as Tenant's Work set forth in The Plans and Specifications.

              Section 2.16.Term:

              Includes any extensions and renewals of the term hereof and any period during which Tenant is in possession of the Demised Premises.

                   ARTICLE III. CONDITION OF DEMISED PREMISES.

              Section 3.01.Landlord's Work:

              (a) Within a reasonable time after this lease is executed by both parties and counterparts exchanged, Landlord shall apply to the appropriate governmental authorities for any building permit which shall be required in connection with the performance of Landlord's Work.

              (b) Within a reasonable time after the issuance of a building permit referred to in subsection (a), or if no building permit is required, within a reasonable time after the execution of this Lease, Landlord shall commence to perform Landlord's Work.
Landlord shall diligently prosecute Landlord's Work to completion.

              (c) Except for the performance of Landlord's Work, Tenant shall accept possession of the Demised Premises in its present "as is" condition.

              Section 3.02. Delivery of Possession:

              Delivery of Possession shall be deemed to have occured when Landlord shall have tendered possession of the Demised Premises to Tenant.

              Section 3.03.Tenant's Right of Entry:

              Tenant may enter the Demised Premises after September 1, 1983 and before January 1, 1984. Upon and after any such entry to the Demised Premises by Tenant, all of Tenant's obligations under this Lease shall be applicable, except for Tenant's obligations to pay Rent. In lieu of Rent, until the Commencement Date, Tenant shall pay the sum of $10,000.00, which sum shall be payable in four
(4) equal monthly installments of $2,500.00 each commencing on September 1, 1983.

              Section 3.04.Tenant's Work:

              (a) Within 30 days after the date of this Lease, Tenant shall submit to Landlord proposed detailed specifications and working drawings for the performance of Tenant's Work, if any. The proposed detailed plans and working drawings are referred to in this Lease as "Proposed Specifications". Landlord shall have a period of 15 days either to approve or to disapprove the Proposed Specifications. If Landlord does not approve the Proposed Specifications, Landlord shall return the Proposed Specifications to Tenant and notify Tenant of any changes it desires to the Proposed Specifications, in which event, Tenant shall modify the Proposed Specifications in accordance with Landlord's requirements and shall return them as modified to Landlord within the following ten days. The approved Proposed Specifications shall be a part of this Lease and shall be referred to as the "Plans and Specifications".

              (b) Promptly after the Proposed Specifications have been approved by Landlord, Tenant shall apply for all approvals and permits legally required in connection with the performance of Tenant's Work. If necessary, Landlord shall join in the execution of the applications. At Tenant's request, Landlord shall cooperate with the prosecution of the application. Tenant shall bear all expenses in connection with the applications including any expenses incurred by Landlord. Tenant shall prosecute the applications diligently and use its best efforts to seek the approvals and permits applied for. Tenant shall advise Landlord of its progress from time to time and upon request by Landlord.

              (c) Promptly after all requisite approvals have been granted and after Delivery of Possession, Tenant shall commence the performance of Tenant's Work and shall diligently prosecute Tenant's Work to completion.

              (d) Tenant shall perform all of Tenant's Work in accordance with the Plans and Specifications, all legal requirements, all Insurance Requirements and in a good and workmanlike manner.

              (e) If any governmental authority requires that a certificate of occupancy be issued with respect to the Demised Premises, Tenant shall apply for, and obtain a certificate of occupancy.

                                ARTICLE IV. TERM.

              Section 4.01.Term:

              The Term of this Lease shall commence on January 1, 1984. The Term shall expire on the date designated as Expiration Date in Article I. The date upon which the Term commences is referred to in this Lease as the "Commencement Date".

              Section 4.02.         Short Form Lease:

              Upon request of either party the other shall execute (a) a document in recordable form setting forth the exact Commencement Date of the Term hereof or (b) a short form lease or memorandum of lease in proper form for recording, setting forth such Commencement Date and any provision hereof other than Article V, Sections 1.04, 1.05, 1.06, 1.07, 11.04 and 19.10.

                  ARTICLE V. RENT, SECURITY, TAX CONTRIBUTIONS.

              Section 5.01.         Minimum Rent:

              Tenant shall pay Minimum Rent to Landlord. Minimum Rent shall be payable without notice or demand. Minimum Rent shall be payable at the rates set forth in Article I. Minimum Rent shall be payable in equal monthly installments. Each monthly installment shall be due in advance. The first monthly installment shall be due on the Commencement Date. Each subsequent installment shall be due on the first day of each month during the Term. If the Commencement Date is a day other than the first day of the month, the first installment shall be one thirtieth of a normal monthly installment for each day during the period commencing with the Commencement Date up to and including the last day of that month. If the Expiration Date occurs on a day other than the last day of any month, Minimum Rent for the last month during the Term shall be pro-rated in the same manner.

              Section 5.02.         Tax Contributions:

              (a) In addition to all other charges Tenant is required to pay hereunder, Tenant shall pay "Tax Contributions" to Landlord.

              (b) The following terms have the following meanings:

              (i)  "Tax   Contributions"   means  Tenant's  Pro  Rata  Share  of
Impositions.

              (ii) "Impositions" means all taxes, assessments (special or otherwise, foreseen or unforeseen) and all other governmental charges assessed, levied or imposed against the Demised Premises and the Complex during any Tax Fiscal Year occurring wholly or partially within the Term. If any governmental authority imposes, assesses or levies tax on rent or any other tax upon Landlord as a substitute in whole or in part for real estate taxes or assessments, the substitute tax shall be deemed to be an Imposition.

              (c) If any Tax Fiscal Year occurs partially within and without the Term, then, within a reasonable time after the Commencement Date or Expiration Date, Landlord and Tenant shall adjust Tax Contributions with respect to any such Tax Fiscal Year so that Tenant shall bear Tax Contributions which are attributable to the Term and Landlord shall bear the remainder thereof.

              (d) Tenant shall pay Tenant's Tax Contributions to Landlord as follows:

              (i) Tenant shall pay monthly installments on account of Tax Contributions to Landlord. Installments shall be paid in the same manner and at the same time as Minimum Rent. Until the actual amount of Tax Contributions payable with respect to the first Tax Fiscal Year are actually determined, estimated monthly installments with respect to that Tax Fiscal Year shall be determined by Landlord in Landlord's reasonable discretion. After Tax Contributions for the first Tax Fiscal Year are finally determined, each monthly installment shall be a fraction of Tenant's Tax Contributions for the previous Tax Fiscal Year. The numerator of the fraction shall be one. The denominator of the fraction shall be the number of months in the previous Tax Fiscal Year.

              (ii) 1If the installments payable with respect to any Tax Fiscal Year shall exceed Tax Contributions for that Tax Fiscal Year, Landlord shall refund the difference to Tenant promptly. If the installments payable with respect to any Tax Fiscal Year shall be less than Tax Contributions for that Tax Fiscal Year, Tenant shall reimburse Landlord for the difference promptly after Landlord renders a bill with respect thereto.

              (e) If any building at the Complex is assessed as part of a separate tax lot from the tax lot of which the Building is a part, at Landlord's election, for the purpose of calculating Tenant's Tax Contributions the floor area of such other building and the Impositions attributable to the assessed valuation of that other building shall be excluded.

              (f) "Tax Fiscal Year" means the applicable fiscal year(s) of the taxing authorities having jurisdiction over the Demised Premises.

              Section 5.03.         Contribution Year:

              (a) Except as provided in subsection (b), "Contribution Year" shall mean each period during the Term commencing on February lst and ending on January 31st.

              (b)  W  The  first   Contribution   Year  shall  commence  on  the
Commencement Date and shall end on the January 31st next following the Commencement Date. The last Contribution Year shall end on the Expiration Date.

              (ii) Landlord shall have the option to change the Contribution Year at any time. The option may be exercised by giving a notice of the change to Tenant. The parties recognize that if the Contribution Year is changed, there will be a period of time between the last full Contribution Year as it was before the change and the first full Contribution Year after giving effect to the change. This period is referred to in this Lease as the "Interim Period". If the Interim Period consists of less than six months, the Interim Period shall be added to the first Contribution Year to occur after giving effect to the change. If the Interim Period consists of six months or more, the Interim Period shall be treated as a Contribution Year.

              Section 5.04.         Payment of Rent:

              (a) "Rent" means Minimum Rent, Tenant's Contribution and Tax Contributions.

              (b) Rent shall be paid without notice, demand, counterclaim, offset, deduction, defense, or abatement.

              (c) All Rent payable under this Lease shall be payable at Landlord's address as set forth in Section 1.10 or at such other address as Landlord shall designate by giving notice to Tenant.

              (d) It is intended that this Lease shall yield to Landlord a net return from the Demised Premises equal to the Rent. If Tenant shall fail to pay any Tax Contributions or Tenant's Contributions, Landlord shall have all remedies provided for in this Lease or at law in the case of nonpayment of Minimum Rent. Tenants obligations under Article V (other than Section 5.01) and
Section 11.04 hereof, shall survive the expiration or sooner termination of this Lease.

              ARTICLE VI. CONDITION OF DEMISED PREMISES AND SIGNS.

              Section 6.01.         No Representation, Etc.:

              Landlord has made no representation, covenants or warranties with respect to the Demised Premises except as expressly set forth in this Lease.

              Section 6.02.         Mechanics' Liens:

              If any mechanic's or materialman's lien is filed against the Demised Premises or the Complex as a result of any additions, alterations, repairs, installations or improvements made by Tenant, or any other work or act of Tenant, Tenant shall discharge or bond same within twenty days from the filing of the lien. If Tenant shall fail to discharge or bond the lien, Landlord may bond or pay the lien or claim for the account of Tenant without inquiring into the validity of the lien or claim.

              Section 6.03.         Signs:

              (a) Tenant shall have the right to install and maintain a sign affixed to the exterior of the Demised Premises subject to (i) the written approval of Landlord as to dimensions, material, content, location and design,
(ii) applicable legal requirements, and (iii) Insurance Requirements. Tenant shall obtain and pay for all required permits and licenses relating to such signs. Copies of all such permits and licenses shall be delivered to Landlord within a reasonable time after they are issued.

              (b) Tenant shall not have the right to maintain or install any other signs in or at the Complex or visible from the outside of the Demised Premises.

              (c) If Landlord shall deem it necessary to remove any sign in order to paint or to make repairs, alterations or improvements in or upon the Demised Premises, Landlord shall have the right to do so.

              (d) Tenant may not install signs, lamps or other illumination devices in or upon the Demised Premises if the lamps, signs or devices flash or go on and off intermittently.

              Section 6.04.         Insurance Covering Tenant's Work:

              Tenant shall not make any alterations, repairs or installations, or perform Tenant's Work or any other work to or on the Demised Premises unless prior to the commencement of such work Tenant shall obtain (and during the performance of such work keep in force) public liability and workmen's compensation insurance to cover every contractor to be employed. Such policies shall be non-cancellable without ten days notice to Landlord. The policies shall be in amounts and shall be issued by companies reasonably satisfactory to Landlord. Prior to the commencement of such work, Tenant shall deli-ver duplicate originals of certificates of such insurance policies to Landlord.

            ARTICLE VII. REPAIRS, ALTERATIONS, COMPLIANCE, SURRENDER.

              Section 7.01.         Repairs by Landlord:

              Upon reasonable notice from Tenant, Landlord shall make or cause to be made necessary repairs to the roof and structural repairs to the foundation, exterior walls and any load-bearing interior walls of the Demised Premises (but excluding all windows, plate glass, doors and any fixtures and appurtenances composed of glass) excepting any damage caused by any act, omission or negligence of Tenant, Tenant's Agents or Tenant's invitees.

              Section 7.02.         Repairs and Maintenance by Tenant:

              Except for repairs Landlord is specifically obligated to make or cause to be made hereunder, Tenant shall make all repairs to the Demised Premises necessary or desirable to keep the Demised Premises in good order and repair and in a safe, dry and tenantable condition. Without limiting the generality of the foregoing, Tenant shall be specifically required to make repairs (a) to that portion of any pipes, lines, ducts, wires, or conduits that service Tenant and are contained within the Demised Premises; (b) to windows, plate glass, doors, and any fixtures or appurtenances composed of glass; (c) to Tenant's sign, (d) to any heating or air conditioning equipment installed in or servicing the Demised Premises; and (e) to the Demised Premises or the Complex when repairs to the same are necessitated by any act or omission of Tenant, or the failure of Tenant to perform its obligations under this Lease. Tenant shall keep the Demised Premises in a clean and sanitary condition, free from vermin and escaping offensive odors.

              Section 7.03.    Approval by Landlord of Repairs and Alterations:

              Tenant may not make alterations to the Demised Premises, without the prior written consent of Landlord. If Landlord grants consent, any such alterations shall be performed in a good and workmanlike manner in accordance with all applicable legal and Insurance Requirements.

             Tenant shall give Landlord prompt notice of any repair or alteration required or permitted to be performed by Tenant under any provision of this Lease if the reasonable cost of the repair or alteration exceeds $1,000.00. Except in the event of an emergency, if within ten days after Tenant's notice is given, Landlord shall give notice to Tenant that it desires to approve detailed specifications and working drawings with respect to the proposed repair or alterations, then Tenant shall not commence the repair or alteration until Tenant has submitted detailed specifications and working drawings of the proposed repair or alteration and Landlord has approved them. All work shall be commenced promptly after Tenant has obtained all necessary permits and approvals. Tenant shall perform all work in accordance with the approved detailed specifications and working drawings and prosecute the work diligently to completion. Any work performed by Tenant, irrespective of cost, shall be subject to Landlord's inspection and approval after completion to determine whether the work complies with the requirements of this Lease.

              Section 7.04.         Compliance:

             Tenant shall observe and comply promptly with all present and future legal requirements and Insurance Requirements relating to or affecting the Demised Premises, the Building or any sign of Tenant, or the use and occupancy thereof, or any appurtenance thereto.

              Section 7.05.         Electrical Lines:

             If the Tenant installs any electrical equipment that overloads the lines in the Demised Premises or the Complex, Landlord may require Tenant to make whatever changes to such lines as may be necessary to render the lines in good order and repair and in compliance with all Insurance Requirements and applicable legal requirements.

              Section 7.06.         Emergency Repairs:

             If, in an emergency, it shall become necessary to make promptly any repairs or replacements required to be made by Tenant, Landlord may re-enter the Demised Premises and proceed to have such repairs or replacements made and pay the cost of such repairs or replacements. Within thirty days after Landlord renders a bill for such repairs or replacements, Tenant shall reimburse Landlord for the cost of making such repairs.

              Section 7.07.         Surrender of Premises:

             On the Expiration Date, Tenant shall quit and surrender the Demised Premises broom clean, and in good condition and repair, together with all alterations, fixtures, installations, additions and improvements which may have been made in or attached on or to the Demised Premises. Landlord may require Tenant to restore the Demised Premises to the condition the Demised Premises was in on the date of Delivery of Possession. Notwithstanding the foregoing, Tenant may remove its trade fixtures, furniture and all other items of personal property installed in the Demised Premises, provided that Tenant promptly repairs any damages to the Demised Premises caused by such removal. Tenant's obligations under this Section shall survive the Expiration Date.

                      ARTICLE VIII. SERVICE AND UTILITIES.

              Section 8.01.         Electricity:

             Landlord shall install an electric meter to measure electricity consumed at the Demised Premises and shall perform such other work as shall be necessary so that consumption of electricity at the Demised Premises shall be measured separately. Tenant shall make its own arrangements with the utility company supplying electricity for that service. Tenant shall pay for all electrical service and charges relating to the Demised Premises and Tenant's sign.

              Section 8.02.         Gas Service:

             If Gas Service is available to the Demised Premises, Landlord shall install a gas meter to measure gas consumed at the Demised Premises and shall perform such other work as shall be necessary so that consumption of gas at the Demised Premises shall be measured separately. Tenant shall make its own arrangements with the utility company supplying gas for that service. Tenant shall pay for all gas service and charges relating to the Demised Premises.

              Section 8.03.         Water:

              Landlord may (a) install a water meter at Landlord's  expense,  or
(b) at Landlord's option, Tenant shall pay to Landlord its "proportionate share" of the cost of water consumed in the Complex based upon the actual consumption of water at the Demised Premises. Payments shall be due within ten (10) days after a bill is rendered. If any sewer or water rent, charge, tax or levy is imposed against the Complex, Tenant shall pay its proportionate share thereof within ten (10) days after Landlord renders a bill therefor.

              Section 8.04.         Heat, Hot Water, Air-Conditioning:

              Landlord  shall  not be  required  to  supply  heat,  hot water or
air-conditioning   to  the  Demised  Premises.   Tenant  shall  supply  its  own
requirements of heat, hot water and air-conditioning.

                         ARTICLE IX. USE AND OPERATION.

              Section 9.01.         Use:

              Tenant shall use the Demised Premises for the distribution of paint and garden supplies and related products, and for no other purpose.

              Section 9.02.         Demised Premises Operations:

              (a) Keeping Demised Premises Clean: Tenant shall keep the Demised Premises, including exterior and interior portions of all windows, doors and all other glass, in neat and clean condition.

              (b) Paying Taxes: Tenant shall pay before delinquency any and all taxes, assessments and public charges levied, assessed or imposed upon Tenant's business or upon Tenant's fixtures, furnishings or equipment in the Demised Premises.

              (c) Paying License Fees: Tenant shall pay promptly all license fees, permit fees and charges of a similar nature for the conduct by Tenant or any subtenant of any business or undertaking authorized hereunder to be conducted in the Demised Premises.

              (d) Exclusive Delivery Facilities: Tenant shall keep and maintain in good order, condition and repair any loading platform, truck dock or truck maneuvering space which is used by Tenant or to which Tenant has the right of exclusive use notwithstanding the fact that the same may be deemed to be a portion of the Common Area.

              (e) Garbage: Tenant agrees not to permit the accumulation (unless in concealed metal containers) or burning of any rubbish or garbage in, on or about any part of the Complex. Tenant shall cause and pay for all garbage or rubbish to be collected or disposed of from the Demised Premises.

              (f) Rules and Regulations: Tenant shall observe all reasonable rules and regulations established by Landlord from time to time for the Complex, provided that Tenant has been given actual notice thereof and provided further that same do not prohibit Tenant from using the Demised Premises in accordance with the provisions of this Lease.

              (g) Restrictive Covenants: Tenant agrees that it will comply with and observe all restrictive covenants which affect or are applicable to the Complex, the Demised Premises and the Common Area, provided that Tenant has been given actual notice thereof and provided further that same do not prohibit Tenant from using the Demised Premises in accordance with the provisions of this Lease.

              Section 9.03.      Restriction on Tenant's Activities at Complex:

              (a) Sidewalk Use: Tenant shall not use the sidewalk adjacent to or any other space outside the Demised Premises for display, sale or any other similar undertaking without the prior consent of Landlord in each instance.

              (b) Loud Speaker Use: Tenant shall not use any advertising medium which may be heard outside the Demised Premises.

              (c) Plumbing Facility Use: If the plumbing facilities of the Demised Premises are connected to the plumbing facilities of the Complex, the following shall apply: Tenant shall not use the plumbing facilities of the Demised Premises for any purpose other than the purpose for which they are intended. Accordingly, Tenant may not dispose of any substances there which may clog, erode or damage the pipelines and conduits of the Complex.

              (d) Floor Load: Tenant shall not place a load on any floor exceeding the floor load per square foot which such floor was designed to carry. Tenant shall not install, operate or maintain any heavy item of equipment in the Demised Premises except in such manner as to achieve a proper distribution of weight.

              (e) Exterior or Roof: Tenant shall not use for any purpose all or any portion of the roof or exterior walls of the Demised Premises. Tenant shall not cause a violation or do any act which may result in a violation of the roof bond with respect to the Demised Premises.

              (f) Freight Handling Equipment: Tenant shall use only rubber wheeled forklift trucks and tow trucks for handling freight.

              Section 9.04.         Insurance Rate:

              Tenant agrees to comply with all Insurance Requirements relating to or affecting the Demised Premises or the Complex. If the insurance rates applicable to the Complex are raised: (x) as a result of, or in connection with, any failure by Tenant to comply with the Insurance Requirements; or (y) as a result of, or in connection with, any use to which the Demised Premises are put other than the Permitted Uses; then Tenant shall pay to Landlord on demand, the portion of the premiums for all insurance policies applicable to the Complex as shall be attributable to the higher rates. For the purposes of this Section, any finding or schedule of the fire insurance rating organization having jurisdiction over the Complex shall be deemed to be conclusive.

              Section 9.05.         Illegal Purposes:

              Tenant shall not use the Demised Premises for any illegal trade, manufacture, or other business, or any other illegal purpose.

               ARTICLE X. TRANSFER OF INTEREST, PRIORITY OF LIEN.

              Section 10.01.        Assignment, Subletting, etc.:

              (a) Tenant shall not sublet the Demised Premises or any part thereof, or assign, mortgage or hypothecate, or otherwise encumber this Lease or any interest therein nor grant concessions or licenses for the occupancy of the Demised Premises or any part thereof, without Landlord's prior written consent, Any attempted transfer, assignment or subletting shall be void and confer no rights upon any third person. No assignment or subletting shall relieve Tenant of any obligations herein. The consent by Landlord to any transfer, assignment or subletting shall not be deemed to be a waiver on the part of Landlord of any prohibition against any future transfer, assignment or subletting. No transfer, or subletting shall be effective unless and until (x) Tenant gives notice thereof to Landlord, and (y) the transferee, assignee or sublessee shall deliver to Landlord (1) a written agreement in the form and substance satisfactory to Landlord pursuant to which the transferee, assignee or sublessee assumes all of the obligations and liabilities of Tenant under this Lease, and (2) a copy of the assignment agreement or sublease.

              (b) In the event that Tenant shall desire Landlord's consent to the subletting of the Demised Premises or the assignment of this Lease, Tenant shall give Landlord twelve (12) months prior written notice thereof. Such notice shall be deemed to be an offer by Tenant to assign this Lease to Landlord. In the event Landlord wishes to accept said offer, Landlord shall give Tenant notice thereof within said twelve (12) months ("Landlord's Notice"), in which event the assignment shall become effective on the date specified in Landlord's Notice, which date shall be not less than thirty (30) nor more than ninety (90) days after the date of Landlord's Notice, and Tenant shall vacate the Demised Premises in accordance with Section 7.07 hereof by such date and on such date this Lease shall terminate and Landlord and Tenant shall be released from all liability accruing thereafter under this Lease, as if such date were the Expiration Date originally set forth herein. The sending of Landlord's Notice shall, ipso facto, and without the necessity of any further act or instrument, be sufficient to effectuate said assignment. However, if Landlord shall request, Tenant shall execute such documents as Landlord may reasonably request in confirmation thereof. In the event that Landlord does not accept said offer within the twelve (12) months, as aforesaid, Landlord's said right to recapture the Demised Premises by assignment shall be deemed to be waived, but nothing herein contained shall be deemed to be a consent by Landlord to any subletting or assignment unless Landlord delivers to Tenant its written consent thereto. Notwithstanding Landlord's failure to recapture on any one occasion, the right to recapture as aforesaid shall apply to any further subletting or assignment.

              (c) In the event that Tenant requests Landlord's consent to assign this Lease or sublet the Demised Premises and Landlord does not exercise the right of recapture as set forth in the preceding paragraph, then Landlord shall not unreasonably withhold its consent to a proposed assignment or subletting, submitted to Landlord either within said twelve (12) month period or within three (3) months after Landlord fails to recapture, as aforesaid, provided the following terms and conditions are fully complied with:

              (i) Tenant shall not be in default under this Lease at the time Landlord's consent is requested or at the effective date of the assignment or subletting.

              (ii) The proposed assignee or subtenant shall have a net worth at the time of the assignment or subletting at least equal to the sum of the net worth of Tenant and Tenant's Guarantor at such time and the proposed assignee or subtenant shall be of a character in keeping with the standards of the other tenants of the Complex. Tenant shall furnish Landlord with such financial data and other information as Landlord may reasonably request.

                      (iii) The Demised Premises shall be used by the assignee or subtenant solely for warehousing purposes and otherwise in accordance with the requirements of Article IX.

              (iv) Tenant shall pay to Landlord a sum equal to (1) fifty (50%) percent of any rent or other consideration paid to Tenant by any assignee or subtenant which is in excess of the Rent then being paid by Tenant to Landlord pursuant to the terms of this Lease, and (2) fifty (50%) percent of any other profit or gain realized by Tenant, as additional rent immediately upon receipt thereof by Tenant. Tenant may deduct from any such payments fifty (50%) percent of Tenant's alteration costs and brokerage fees, incurred with respect to any such assignment or sublease.

              (v) Tenant shall pay the reasonable fee and disbursements of Landlord's attorney in connection with any assignment or subletting (whether proposed or effected).

              (vi) In the case of an assignment, it shall provide for the assignment of Tenant's entire interest of this Lease and the acceptance by the assignee of said assignment and its assumption and agreement to perform directly for the benefit of Landlord all of the terms and provisions of this Lease on Tenant's part to be performed.

              (vii) In the case of a subletting, it shall be for the entire Demised Premises and it shall be expressly subject to all of the obligations of Tenant under this Lease and the further condition and restriction that the sublease shall not be assigned, encumbered or otherwise transferred or the subleased premises further sublet by the sublessee in whole or in part, or any part thereof suffered or permitted by the sublessee to be used or occupied by others, without the prior written consent of Landlord in each instance.

              (d) Landlord shall be furnished with a duplicate original of the assignment or sublease within (i) ten (10) days after its execution, or (ii) prior to its effective date, whichever is earlier.

              (e)  Anything   contained  in  this  Article  X  to  the  contrary
notwithstanding, J. Leven & Co. shall have the right to assign this Lease or sublet the Demised Premises (i) to a corporation which is a parent, affiliate or subsidiary of J. Leven & Co.; or (ii) to a corporation which is a successor to
J. Leven & Co. and National Patent Development Corporation and their respective subsidiaries and affiliates, by way of merger, consolidation or corporate reorganization, or by the purchase of substantially all of the assets of J. Leven & Co. and National Patent Development Corporation and their respective subsidiaries and affiliates, or (iii) to a corporation which is a successor to
J. Leven & Co. by the purchase of substantially all of the assets of J. Leven & Co., which assets must be substantially comprised of property other than the leasehold estate created by this Lease, without obtaining Landlord's prior written consent thereto; provided: (a) Tenant is not then in default under the terms of this Lease; (b) within five (5) days prior to the effective date of any such assignment or subletting, a fully executed and acknowledged assignment or sublease agreement, in proper form, is delivered to Landlord, which assignment shall contain an assumption agreement by the assignee in favor of Landlord of the terms and provisions of this Lease; (c) Tenant and Tenant's Guarantor shall remain liable under this Lease and the Guaranty respectively; and (d) in the case of an assignment pursuant to clause (iii), both J. Leven & Co. and the assignee are viable, operating businesses. In the event of any such assignment or subletting as set forth in the preceding sentence, Landlord shall not have the right to recapture the Demised Premises as elsewhere provided in this
Article X.

              Section 10.02. Master Lease:

              Tenant acknowledges that it has been informed that Landlord may hold a leasehold interest in the Complex under the Master Lease.

              Section 10.03. Subordination:

              At Landlord's election this Lease shall be subordinate or superior to the lien of any present or future Mortgage or Master Lease irrespective of the time of recording of such Mortgage or Master Lease. If, from time to time, Landlord shall elect that this Lease be subordinate to the lien of any Mortgage or Master Lease, Landlord may exercise such election by giving notice thereof to Tenant. However, from time to time thereafter, Landlord may elect that this Lease be paramount to the lien of such Mortgage, and may exercise such election by giving notice thereof to Tenant. The exercise of any of the elections provided in this Section shall not exhaust Landlord's right to elect differently thereafter, from time to time. At the election of Landlord, this clause shall be self-operative and no further instrument shall be required. Upon Landlord's request, from time to time, Tenant shall (a) confirm in writing and in recordable form that this Lease is so subordinate or so paramount (as Landlord may elect) to the lien of any Mortgage or Master Lease and/or (b) execute an instrument making this Lease so subordinate or so paramount (as Landlord may elect) to the lien.of any Mortgage or Master Lease, in such form as may be required by an applicable Mortgagee or Master Lessor.

              Section 10.04. Attornment:

              (a) If the Demised Premises or the Complex are encumbered by a Mortgage and such Mortgage is foreclosed, or if the Demised Premises or Complex are sold pursuant to such foreclosure or by reason of a default under said Mortgage, then notwithstanding such foreclosure, such sale, or such default W Tenant shall not disaffirm this Lease or any of its obligations hereunder, and
(ii) at the request of the applicable Mortgagee or purchaser at such foreclosure or sale, Tenant shall attorn to such Mortgagee or purchaser and execute a new lease for the Demised Premises setting forth all of the provisions of this Lease except that the term of such new lease shall be for the balance of the Term.

              (b) If Landlord's interest in the Demised Premises is a leasehold interest, at any time, and if Landlord's leasehold interest is terminated for any reason; then notwithstanding such termination the dispossession of Landlord from the Demised Premises or the Complex, or any default by Landlord, as lessee, under any Master Lease, (i) Tenant shall not disaffirm this Lease or any of its obligations contained within this Lease, and (ii) at the request of the Master Lessor, Tenant shall attorn to the applicable Master Lessor and execute a new lease for the Demised Pemises setting forth all of the provisions of this Lease except that the term of such new lease shall be for the balance of the Term.

              Section 10.05. Transfer of Landlord's Interest:

              (a) Fee Interest: The following language shall apply if the Landlord's interest in the Demised Premises is a fee interest: The term "Landlord" as used in this Lease means only the owner for the time being or the Mortgagee in possession for the time being of the Demised Premises. In the event of any sale of the Demised Premises, or in the event the Demised Premises are leased to any person (subject to this Lease), said Landlord shall be and hereby is entirely freed and relieved of all of its covenants, obligations and liability hereunder. This subsection shall be applicable to each owner of the Demised Premises, from time to time, and shall not be limited to the first owner of the Demised Premises.

              (b) Master Lease: The following Language shall apply if the Landlord's interest in the Demised Premises is a leasehold interest: The term "Landlord" as used in this Lease means only the owner for the time being of the leasehold estate demised by the Master Lease. In the event of any transfer or assignment of Landlord's interest in said Master Lease, then the Landlord whose interest is thus assigned or transferred shall be and hereby is entirely freed and relieved of all covenants, obligations and liability of Landlord hereunder. In the event the owner of the leasehold estate demised by the Master Lease shall acquire the fee interest in the premises demised by the Master Lease, subsection
(a) of this Section 10.05 shall be applicable. This subsection shall be applicable to each person who owns a leasehold estate demised by a Master Lease.

              Section 10.06. Mortgagee's Rights:

              If Landlord shall notify Tenant that the Demised Premises or the Complex are encumbered by a Mortgage and in such notice set forth the name and address of the Mortgagee thereof; then, notwithstanding anything to the contrary, no notice intended for Landlord shall be deemed properly given unless a copy thereof is simultaneously sent to such Mortgagee by certified or registered mail, return receipt requested. If any Mortgagee shall perform any obligation that Landlord is required to perform hereunder, such performance by Mortgagee, insofar as Tenant is concerned, shall be deemed performance on behalf of Landlord and shall be accepted by Tenant as if performed by Landlord.

                              ARTICLE XI. COMMON AREA AND COMPLEX.

              Section 11.01. Use of Common Areas:

              During the Term the following privileges to use certain portions of the Complex in common with Landlord and any designee of Landlord, subject to Landlord's rules and regulations, are hereby granted to Tenant: (a) the non-exclusive license to permit its customers to use the sidewalks and customer Parking Areas designated by Landlord from time to time; (b) the non-exclusive license to permit its employees to use the sidewalks and employee Parking Areas designated by Landlord from time to time; and (c) the non-exclusive privilege to permit its employees and customers to use the entrance and exit ways designated by Landlord from time to time for access to the Demised Premises from a public street or highway adjacent to the Complex through the appropriate entrances and exits so designated. Notwithstanding the foregoing, Landlord agrees that, throughout the Term, there shall always be at least 100 parking spaces in the area designated as "Parking" on Exhibit A and that within the area designated as "Tenant's Parking Area" on Exhibit A, 50 parking spaces shall be reserved for Tenant's exclusive use. Landlord shall not be responsible for the policing of such exclusive use.

              Section 11.02. Landlord's Rights:

              Notwithstanding anything to the contrary, Landlord shall have the following rights: (a) to close all or any portion of the Common Area, including the Parking Area to such extent as may in the opinion of Landlord's counsel be necessary to prevent a dedication thereof or the accrual of any rights of any person or the public therein; (b) to close all or any portion of the Common Area temporarily to discourage non-customers use; (c) to prohibit parking or passage of motor vehicles in areas previously designated for such; (d) to expand, decrease or alter the size of the Complex or Building; and (e) to erect additional buildings on the Common Area, or to change the location of buildings or other structures to any location in the Complex including the Common Area (and upon such erection or change of location the portion upon which such buildings or structures have been erected shall no longer be deemed to be a part of the Common Area).

              Section 11.03. INTENTIONALLY OMITTED.

              Section 11.04. Tenant's Contribution:

              (a) "Common Area Expenses" means all reasonable costs and expenses of every kind and nature paid or incurred by Landlord or its designees in connection with the following:

              (i) the management, operation,  replacement,  maintenance, repair, redecorating, refurbishing, conforming with rules and regulations of authorities having jurisdiction and the Fire Insurance Rating Organization and Board of Fire Underwriters; utilities and other services and all other costs and expenses of every kind and nature, foreseeable or unforseeable, required or desired, suggested or recommended for the operation, maintenance or otherwise with respect to the Common Areas in a manner deemed by Landlord in Landlord's discretion (to be exercised in accordance with sound industrial complex management standards in the northern New Jersey area), to be appropriate for the best interests of the Complex, as conclusively determined by Landlord in accordance with Landlord's method of accounting (provided the same is a generally accepted method of accounting), including the supply by Landlord of electricity and other utilities to the Common Areas; and the salaries and other compensation of the Complex manager, security, and any other personnel (exclusive of home office personnel) who implement the aforesaid management, maintenance, security, operation, replacement, etc. of the Common Areas and related costs including workmen's compensation insurance and the cost of office space, supplies and equipment;

                      (ii) the maintenance, repair and replacement (except to the extent of Landlord's receipt of the proceeds of Insurance therefor) of all portions of the Complex, buildings and improvements (excluding the roofs and structural portions of the leaseable buildings in the Complex) and the sprinkler system other than as set forth in subparagraph (i) above, or such maintenance, repair and replacement Landlord may perform on the interior of any tenants' premises; and

                      (iii) the maintenance of all Insurance (including but not limited to fire, broad form extended coverage, rent, war risk, liability, products liability, flood, etc.) carried by and in the discretion of Landlord or its designees covering the Complex, buildings and improvements, the Common Areas and every other facility or property used or required or deemed necessary in connection with any of them.

              In addition, Common Area Expenses shall include fifteen percent (15%) of all costs set forth in the foregoing subparagraphs (i), (ii) and (iii) to cover Landlord's administrative and overhead costs.

              (b) "Tenant's Contribution" means Tenant's Pro Rata Share of Common Area Expenses plus an annual reserve fund charge equal to the amount obtained by multiplying the floor area of the Demised Premises by twelve (12) cents per square foot.

              (c) Tenant shall pay monthly installments on account of Tenant's Contribution to Landlord. During the first Contribution Year each monthly installment shall be based upon Landlord's reasonable estimate of Tenant's Contribution for that Contribution Year. Thereafter, the installments shall be calculated in accordance with subsection M. Installments shall be paid in the same manner and at the same time as Minimum Rent.

              (d) Landlord shall maintain records of Common Area Expenses. These records may be kept in the form of books of account or computer memory.

              (e) Within a reasonable time after each Contribution Year, Landlord shall send a statement to Tenant setting forth Common Area Expenses for that Contribution Year. Each statement shall be final and conclusive between the parties, their successors and assigns, or to the matters set forth therein, if no objection is raised with respect thereto within ninety (90) days after submission of each such statement to Tenant. If Tenant's Contribution exceeds the installments paid by Tenant under subsection (c), Tenant shall pay to Landlord the difference between Tenant's Contribution for that Contribution Year and the aggregate amount paid by Tenant on account of Tenant's Contribution for that Contribution Year. The payments shall be made within thirty (30) days after Landlord renders a statement. If Tenant's Contribution for any Contribution Year is less than the aggregate monthly installments paid under subsection (c) with respect to that Contribution Year, Landlord's statement shall be accompanied by Landlord's good check subject to collection in the amount of the difference.

              (f) If Tenant's Contribution for any Contribution Year is greater or less than the installments payable on account of Tenant's Contribution in accordance with section (c), monthly installments payable on account of Tenant's Contribution for the subsequent Contribution Year shall be one-twelfth (1/12th) of Tenant's Contribution for the immediately prior Contribution Year.

              Section 11.05. Landlord's Obligation with Respect to Parking Area:

              Landlord shall keep the Parking Area properly paved and in good order and repair throughout the Term. Landlord shall keep the Parking Area properly drained and shall provide painted stripes to designated parking spaces. Within a reasonable time after the end of a snowfall and from at least 10:00 a.m. to 10:00 p.m. Monday through Saturday, Landlord will commence to remove accumulated snow and ice from the Parking Area and diligently prosecute the same to completion so that, to the extend practicable, the Parking Area shall be reasonably free of snow and ice. Landlord may deposit accumulated snow on portions of the Common Area as may be necessary under the circumstances. If any ice cannot be removed with reasonable effort on the part of Landlord, it will be sufficient for Landlord to spread sand or other abrasive substance over the ice.

                        ARTICLE XII. DESTRUCTION AND FIRE INSURANCE.

              Section 12.01. Rent Abatement:

              If the whole or any portion of the Demised Premises is damaged by fire or other casualty, Rent shall not abate. Notwithstanding the foregoing, if this Lease has not been terminated and if Landlord has not completed the restoration of the Demised Premises as provided in Section 12.03, within twelve
(12) months following the fire or other casualty, thereafter Rent shall abate until such restoration is substantially completed. In the event of partial damage to the Demised Premises, such abatement shall be in the same percentage as the floor area of the Demised Premises that is damaged as of the floor area of the Demised Premises.

              Section 12.02. Option to Terminate:

              If all or a substantial portion of the Demised Premises or the Building (even if the Demised Premises is not damaged) shall be damaged by fire or other casualty, this Lease shall not be terminated, except that Landlord shall have the option to terminate this Lease upon giving notice of such termination within forty-five (45) days following such occurrence. Tenant hereby waives all rights to terminate this Lease it may have by reason of damage to the Demised Premises as a result of fire or other casualty pursuant to any presently existing or hereafter enacted statute or other law. Notwithstanding the foregoing, if this Lease has not been terminated and if Landlord has not substantially completed the restoration of the Demised Premises, as provided in
Section 12.03, within twelve (12) months following the fire or other casualty, Tenant may, as its sole remedy, terminate this Lease, by notice to Landlord within ten (10) days after the expiration of said twelve (12) month period. In addition, if a "Substantial Casualty" (as hereinafter defined) shall occur during the last two (2) years of the original Term or the Renewal Term, either party may terminate this Lease by notice to the other within thirty (30) days after such occurrence, provided, however, that Tenant may negate Landlord's termination, if Tenant, within ten (10) days after receipt of Landlord's notice of termination, exercises its renewal option, as set forth in Section 19.11.For the purpose of this Section, "Substantial Casualty" means a fire or other casualty resulting in damage to the Demised Premises to the extent of fifty
(5096) percent or more of the replacement value thereof.

              Section 12.03. Landlord's Obligation to Rebuild:

              If all or any portion of the Demised Premises is damaged by fire orother casualty and this Lease is not terminated, Landlord shall, within areasonable time after such occurrence, repair or rebuild the Demised Premises or such portion to its or their condition immediately prior to Delivery of Possession and repair or rebuild Landlord's Work, as set forth on Exhibit B.

              Section 12.04. Tenant's Obligation to Rebuild:

              If this Lease is not terminated, Tenant shall, at its own cost and expense, repair and restore the entire Demised Premises, to the extent Landlord is not obligated to repair or rebuild pursuant to Section 12.03, in accordance with the provisions of Section 3.04. Tenant shall commence the performance of its work when notified by Landlord that the work to be performed by Landlord has proceeded to the point where the work to be performed by Tenant can, in accordance with good construction practices, then be commenced. Tenant shall perform such work in a manner that will restore the Demised Premises to its condition immediately prior to such occurrence.

              Section 12.05. Waiver of Subrogation:

              Landlord and Tenant each hereby releases the other, its officers, directors, employees and agents, from liability or responsibility (to the other or anyone claiming through or under them by way of subrogation or otherwise) for any loss or damage to property covered by valid and collectible fire insurance with standard extended coverage endorsement, even if such fire or other casualty shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible. However, this release shall apply only to loss or damage occurring during such time as the releasor's fire or extended coverage insurance policies shall contain a clause or endorsement to the effect that any such release shall not adversely affect or impair such policies or prejudice the right of the releasor to recover thereunder. Landlord and Tenant each agrees that any fire and extended coverage insurance policies carried by each of them respectively and covering the Demised Premises or their contents will include such a clause or endorsement as long as the same shall be obtainable without extra cost, or, if extra cost shall be charged therefor, so long as the other party pays such extra cost. If an extra cost shall be chargeable therefor, each party shall advise the other of the amount of the extra cost.

                                     ARTICLE XIII. CONDEMNATION.

              Section 13.01. Definitions:

              Within the meaning of Article XIII, the following words have the following meaning:

              (a) Award: means the award for or proceeds of any Taking, less all expenses in connection therewith, including reasonable attorney's fees.

              (b) Taking: means the taking of or damage to the Demised Premises or the Complex or any portion thereof, as the case may be, as the result of the exercise of any power of eminent domain, condemnation, or purchase under threat thereof in lieu thereof.

              (c) Taking Date: means, with respect to any Taking, the date on which the condemning authority shall have the right to possession of the Demised Premises or the Complex or any portion thereof, as the case may be.

              Section  13.02.  Total or  Substantial  Partial  Taking of Demised
Premises:

              In the event of a Taking of the whole of the Demised Premises, other than a Taking for temporary use, this Lease shall automatically terminate as of the Taking Date. In the event of a Taking of any portion of the Demised Premises, Landlord may, at its option, terminate this Lease by giving notice to Tenant within six months of the date of such Taking.

              Section 13.03. Restoration:

              In the event of a Taking of a portion of the Demised Premises other than a Taking for temporary use and this Lease shall not terminate or be terminated under the provisions of Section 13.02 hereof, Minimum Rent shall be reduced in the proportion that the area so Taken bears to the entire area contained within the Demised Premises. If a part of the Demised Premises are taken, Landlord may restore or cause to be restored the remainder to the extend practical. However, Landlord may refuse to restore the remainder. If Landlord refuses to restore the remainder and gives notice of its refusal to Tenant, either party may cancel this Lease by giving notice to the other within ninety
(90) days after Landlord shall have given notice of its determination not to repair the damage.

              Section 13.04. Taking for Temporary Use:

              If there is a Taking of the Demised Premises for temporary use, this Lease shall continue in full force and effect, and Tenant shall continue to comply with all of the provisions thereof, except as such compliance shall be rendered impossible or impracticable by reason of such Taking and rent shall be abate during the course of such Taking.

              Section 13.05. Disposition of Awards:

              All awards arising from a total or partial Taking of the Demised Premises, the Building, or of Tenant's leasehold interest, shall belong to Landlord without any participation by Tenant. Tenant hereby assigns to Landlord any share of such Award which may be awarded to Tenant.

                              ARTICLE XIV. INDEMNITY AND LIABILITY.

              Section 14.01. Indemnity:

              (a) Definition: Within the meaning of Article XIV, "Claims" means any claims, suits, proceedings, actions, causes of action, responsibility, liability, demands, judgments, and executions.

              (b) Tenant hereby indemnifies and agrees to save harmless Landlord, any Master Lessor and Mortgagee from and against any and all Claims, which either (i) arise from or are in connection with the possession, use, occupation, management, repair, maintenance or control of the Demised Premises, or any portion thereof; (ii) arise from or are in connection with any act or omission of Tenant, or Tenant's Agents' (iii) result from any Default, breach, violation or non-performance of this Lease or any provision therein by Tenant; or (iv) result in injury to person or property or loss of life sustained in or about the Demised Premises. Tenant shall defend any actions, suits and proceedings which may be brought against Landlord, any Master Lessor or Mortgagee with respect to the foregoing or in which they may be impleaded. Tenant shall pay, satisfy and discharge any judgements, orders and decrees which may be recovered against Landlord, any Master Lessor, or Mortgagee in connection with the foregoing.

              Section 14.02. Liability Insurance:

              (a) Tenant shall provide on or before it enters the Demised Premises for any reason and shall keep in force during the Term for the benefit of Landlord and Tenant, liability insurance naming Landlord and any designee of Landlord as additional insureds. The policy shall protect Landlord, Tenant and any designee of Landlord against any liability occasioned by any occurrence on or about the Demised Premises or any appurtenance thereto, or arising from any of the items indicated in Section 14.01 against which Tenant is required to indemnify Landlord. Such policy is to be written (i) by a good and solvent insurance company satisfactory to Landlord, and (ii) in a combined single limit of at least $3,000,000.00 for injury or death to one or more than one person arising from any one occurrence and in the amount of $1,000,000.00 with respect to property damages.

              (b) If it becomes customary for a significant number of similar tenants to be required to provide liability insurance policies to their landlords with coverage limits higher than the foregoing limits, Tenant shall be required, on demand of Landlord, to provide Landlord with an insurance policy whose limits are not less than the then customary limits.

              Section 14.03. Fire Insurance:

              (a) Tenant shall insure and keep its personal property and all leasehold improvements installed in the Demised Premises or elsewhere in the Complex by Tenant insured against damage by fire, vandalism and malicious mischief. Tenant's insurance policy shall also contain the following endorsements "Difference Of Condition", and "Demolition Cost Which May Be Necessary To Comply With Building Laws". The coverage limits shall not be less than the actual replacement value of the Leasehold Improvements. Replacement value shall be determined not less than every three years by the insurer or a reputable insurance appraiser satisfactory to the insurer. Tenant shall deliver a true copy of the determination of replacement value to Landlord at least once every three years.

              (b) Tenant shall also carry rental value insurance in the amount of one year's Minimum Rent, estimated Tax Contributions and Tenant's Contribution; and insurance against such other hazards and in such amounts as may be customarily carried by tenants, owners and operators of similar properties as Landlord may reasonably require for its protection from time to time.

              Section 14.04. General Provisions with Respect to Insurance:

              (a) Upon the execution of this Lease and before any insurance policy shall expire, Tenant shall deliver to Landlord such policy or a renewal thereof, as the case may be, together with evidence of payment of applicable premiums. Any insurance required to be carried hereunder may be carried under a blanket policy covering the Demised Premises and other locations of Tenant; and, if Tenant includes the Demised Premises in such blanket coverage, Tenant may deliver to Landlord a duplicate original of such policy.

              (b) All insurance policies required to be carried hereunder by or on behalf of Tenant shall provide (and any certificate evidencing the existence of any insurance policies, shall certify that): unless Landlord shall have been given ten days' written notice of any cancellation failure to renew, or material change as the case may be, (i) the insurance shall not be cancelled and shall continue in full force and effect, (ii) the insurance carrier shall not fail to renew the insurance policies for any reason, and (iii) no material change may be made in the insurance policy.

              (c) Each insurance policy shall be issued by an insurer of recognized responsibility reasonably satisfactory to Landlord; shall be satisfactory to Landlord in form and substance; and shall be carried in favor of Landlord, Tenant and all Mortgagees as their respective interests may appear. Within the meaning hereof, the term "insurance policy" shall include any extensions or renewals of such insurance policy.

              Section 14.05. Inability to Perform:

              (a) Landlord shall not be required to carry out any of its obligations hereunder, nor be liable for loss or damage for failure to do so, nor shall the Tenant thereby be released from any of its obligations hereunder, where such failure arises by reason of delays caused by Force Majeure.

              (b) If Landlord is so delayed or prevented from performing any of its obligations, the period of such delay or such prevention shall be added to the time herein provided for the performance of any such obligation.

              Section 14.06. Brokerage:

              Tenant represents that there was no broker (other than any person designated as Broker in Article I) instrumental in consummating this Lease, and that no conversations or prior negotiations were had with any broker (other than the Broker) concerning the renting of the Demised Premises. Tenant agrees to hold Landlord harmless against any claims for brokerage commission or compensation arising out of any conversations or negotiations had by Tenant with any broker (other than the Broker).

                           ARTICLE XV. COVENANT OF QUIET ENJOYMENT.

              Landlord covenants that if Tenant pays the Rent and all other charges provided for herein, performs all of its obligations provided for hereunder, and observes all of the other provisions hereof, Tenant shall at all times during the Term peaceably and quietly have, hold and enjoy the Demised Premises, without any interruption or disturbance from Landlord, subject to the terms hereof.

                   ARTICLE XVI. FAILURE TO PERFORM, DEFAULTS, REMEDIES.

              Section 16.01. Defaults, Conditional Limitation:

              (a) Each of the following events shall constitute a Default:

              (i) If Tenant, or any Tenant's Guarantor, shall (x) make an assignment for the benefit of creditors, (y) file or acquiesce to a petition in any court (whether or not pursuant to any statute of the United States or of any state) in any bankruptcy, reorganization, composition, extension, arrangement or insolvency proceedings, (z) make an application in any such proceedings for or acquiesce to the appointment of a trustee or receiver for it or all of any portion of its property.

              (ii) If any petition shall be filed against Tenant, or any Tenant's Guarantor, to which neither of them acquiesce in any court (whether or not pursuant to any statute of the United States or any state) in any bankruptcy, reorganization, composition, extension, arrangement or insolvency proceedings, and (x) Tenant or any Tenant's Guarantor shall thereafter be adjudicated a bankrupt, or (y) such petition shall be approved by any such court, or W such proceedings shall not be dismissed, discontinued or vacated within thirty days.

              (iii) If, in any proceeding, pursuant to the application of any person other than Tenant, or any Tenant's Guarantor to which neither of them acquiesce, a receiver or trustee shall be appointed for Tenant, or any Tenant's Guarantor or for all or any portion of the property of either and such receivership or trusteeship shall not be set aside within thirty days after such appointment.

              (iv) If Tenant shall refuse to take possession of the Demised Premises upon Delivery of Possession or shall vacate the Demised Premises and permit the same to remain unoccupied and unattended.

              (v) If Tenant is a corporation and any part or all of its shares of stock shall be transferred by sale, assignment, operation of law or other disposition so as to result in a change in the present effective voting control of Tenant by the person owning a majority of the shares of stock on the date of this Lease; provided that a transfer of such stock in connection with a merger or purchase permitted under Section 10.01(e) shall not constitute a Default.

              (vi) If Tenant shall fail to pay any Rent, or any other charge required to be paid by Tenant hereunder, when the same shall become due and payable, and such failure shall continue for ten days after Landlord shall give notice of the failure to Tenant.

              (vii) If Tenant shall fail to perform or observe any other requirement of this Lease to be performed or observed by Tenant but not specifically referred to in this Section, and such failure shall continue for twenty days after Landlord shall give notice of the failure to Tenant.

              (b) This Lease is subject to the following limitation: If at any time, a Default shall occur, then upon the happening of any one or more of the aforementioned Defaults, Landlord may give to Tenant a notice of intention to end the Term of this Lease at the expiration of five days from the date of service of such notice of termination. At the expiration of such five days this Lease and the Term as well as all of the right, title and interest of the Tenant hereunder shall wholly cease and expire, and Tenant shall then quit and surrender the Demised Premises to the Landlord. But notwithstanding such termination, surrender, and the expiration of Tenant's right, title, and interest, Tenant's liability under all of the provisions of this Lease shall continue.

              Section 16.02. Landlord's Re-Entry:

              If this Lease shall be terminated as herein provided, Landlord, or its agents or employees, may re-enter the Demised Premises at any time and remove therefrom Tenant, Tenant's Agents, and subtenants, and any licensees, concessionaires or invitees, together with any of its or their property, either by summary dispossess proceedings or by any suitable action or proceeding at law or by force or otherwise. In the event of such termination, Landlord may repossess and enjoy the Demised Premises. Landlord shall be entitled to the benefits of all provisions of law respecting the speedy recovery of lands and tenements hold over by Tenant, or proceedings in forceable entry and detainer. Tenant waives any rights to the service of any notice of Landlord's intention to re-enter provided for by any present or future law. Landlord shall not be liable in any way in connection with any action it takes pursuant to the foregoing.
Notwithstanding any such re-entry, repossession, dispossession or removal, Tenant's liability under all of the provisions of this Lease shall continue.

              Section 16.03. Deficiency:

              (a) In case of re-entry, repossession or termination of this Lease, whether the same is the result of the institution of summary or other proceedings or not, Tenant shall remain liable (in addition to accrued liabilities) to the extent legally permissible for (i) the (x) Rent, and all other charges provided for herein until the date this Lease would have expired had such termination, re-entry or repossession not occurred; and (y) expenses to which Landlord may be put in re-entering the Demised Premises repossessing the same; making good any Default of Tenant; painting, altering or dividing the Demised Premises; combining or placing the same in proper repair; protecting and preserving the same by placing therein watchmen and caretakers; reletting the same (including attorney's fees and disbursements, marshal's fees, brokerage fees, in so doing); and any expenses which Landlord may incur during the occupancy of any new tenant; minus (ii) the net proceeds of any reletting. Tenant agrees to pay to Landlord the difference between items (i) and (ii) hereinabove with respect to each month, at the end of such month. Such payment shall be made to Landlord at Landlord's notice address or such other address as Landlord may designate by giving notice to Tenant. Any suit brought by Landlord to enforce collection of such difference for any one month shall not prejudice Landlord's right to enforce the collection of any difference for any subsequent month. In addition to the foregoing, Tenant shall pay to Landlord such sums as the court which has jurisdiction thereover may adjudge reasonable as attorney's fees with respect to any successful lawsuit or action instituted by Landlord to enforce the provisions hereof.

              (b) Landlord may relet the whole or any part of said Demised Premises for the whole of the unexpired period of this Lease, or longer, or from time to time for shorter period, for any rental then obtainable, giving such concessions of rent and making such special repairs, alterations, decorations and paintings for any new tenant as it may in its sole and absolute discretion deem advisable. Tenant's liability as aforesaid shall survive the institution of summary proceedings and the issuance of any warrant thereunder. Landlord shall be under no obligation to relet or to attempt to relet the Demised Premises.

              Section 16.04. Agreed Final Damages:

              If Landlord so elects, Tenant shall pay Landlord, on demand, as liquidated, agreed final damages, the Rent and all other charges which would have been payable by Tenant from the date of such demand to the date when this Lease would have expired if it had not been terminated as aforesaid, minus the fair rental value of the Demised Premises for the same period. Upon payment of such liquidated and agreed final damages, Tenant shall be under no further liability with respect to the period after the date of such demand.

              Section 16.05. Waiver of Right of Redemption:

              Tenant hereby expressly waives (to the extent legally permissible), for itself and all persons claiming by, through, or under it, any right of redemption or for the restoration of the operation to this Lease under any present or future law in case Tenant shall be dispossessed for any cause, or in case Landlord shall obtain possession of the Demised Premises as herein provided.

              Section 16.06. Landlord's Right to Perform for Account of Tenant:

              If Tenant shall be in Default hereunder, Landlord may, at any time thereafter, cure said Default for the account and at the expense of Tenant. Tenant shall pay, with interest at the minimum legal rate, on demand, to Landlord, the amount so paid, expended, or incurred by the Landlord and any expense of Landlord including attorney's reasonable fees incurred in connection with such Default; and all of the same shall be deemed to be additional rent.

              Section 16.07. Additional Remedies, Waivers, Etc.:

              With  respect  to  the  rights  and  remedies  of and  waivers  by
Landlord: (a) the rights and remedies of Landlord set forth herein shall be in addition to any other right and remedy now and hereafter provided by law. All such rights and remedies shall be cumulative and not exclusive of each other. Landlord may exercise such rights and remedies at such times, in such order, to such extent, and as often as Landlord deems advisable without regard to whether the exercise of one right or remedy precedes, concurs with or succeeds the exercise of another. (b) A single or partial exercise of a right or remedy shall not preclude U) a further exercise thereof, or (ii) the exercise of another right or remedy, from time to time. (c) No delay or omission by Landlord in exercising a right or remedy shall exhaust or impair the same or constitute a waiver of, or acquiescence to a Default. (d) No waiver of a Default shall extend to or affect any other Default or impair any right or remedy with respect thereto. (e) No action or inaction by Landlord shall constitute a waiver of a Default. (f) No waiver of a Default shall be effective, unless it is in writing.

              Section 16.08. Distraint:

              In addition to all other rights and remedies, if Tenant shall be in Default hereunder, Landlord shall, to the extent permitted by law, have a right of distress for Rent and a lien on all of Tenant's fixtures, merchandise, and equipment in the Demised Premises, as security for Rent and all other charges payable hereunder.

                               ARTICLE XVII. TENANT'S CERTIFICATE.

              At any time within ten (10) days after request by Landlord, by written instrument, duly executed and acknowledged, Tenant shall certify to Landlord, any Mortgagee, assignee of a Mortgagee, any purchaser, or any other person, specified by Landlord, to the effect (a) whether or not Tenant is in possession of the Demised Premises; (b) whether or not this Lease is unmodified and in full force and effect (or if there has been modification, that the same is in full force and effect as modified and setting forth such modification);
(c) whether or not there are then existing set-offs or defenses against the enforcement of any right remedy of Landlord, or any duty or obligation of Tenant (and if so, specifying the same); and (d) the dates, if any, to which any Rent or other charges have been paid in advance.

                                  ARTICLE XVIII. RIGHT OF ACCESS.

              Section 18.0l.. Entry:

              During any reasonable time before and after the Commencement Date, Landlord may enter upon the Demised Premises, any portion thereof and any appurtenances thereto (with men and materials, if required) for the purpose of:
(a) inspecting same; (b) making such repairs, replacements or alterations which it may be required to perform as herein provided or which it may deem desirable for the Demised Premises; and (c) showing the Demised Premises to prospective purchasers or lessees.

              Section 18.02. Easement for Pipes:

              Tenant shall permit Landlord to erect, use, maintain and repair pipes, cables, conduits, plumbing, vents and wires in, to and through the Demised Premises as and to the extent that Landlord may now or hereafter deem to be necessary or appropriate for the proper operation and maintenance of the Complex, provided that Landlord shall use reasonable efforts and proceed with due diligence, in order to minimize interference with the conduct of Tenant's business. In addition, Landlord shall not place or install any utility lines, pipes, ducts, conduits or the like in the Demised Premises, unless such work is performed along walls, below the floor or not lower than 18 inches below the ceiling joists. If Landlord installs, repairs, replaces or maintains any such items and any damage is done to the Demised Premises, Landlord shall cosmetically repair such damage.

                    ARTICLE XIX. INTERPRETATION, NOTICE, MISCELLANEOUS.

              Section 19.01. Interpretation:

              (a) Every term, condition, agreement or provision contained in this Lease which imposes an obligation on Tenant, shall be deemed to be also a covenant by Tenant.

              (b) Any reference herein to subtenants or licensees shall not be deemed to imply that any subtenants or licensees are permitted hereunder. Any references herein to any extensions or renewals of the Term or any period during which licensee may be in possession after the Expiration Date shall not be deemed to imply that any extension or renewal of the Term is contemplated hereby or that licensee shall be permitted to remain in possession after the expiration of the Term.

              (c) If any provision of this Lease or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such provision to persons or circumstances other than those to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

              (d) The captions and headings used throughout this Lease are for convenience of reference only and shall not affect the interpretation of this Lease.

              (e) Anything in this Lease to the contrary notwithstanding:

              (i) Any provision which permits or requires a party to take any particular action shall also be deemed to permit or require a party to cause such action to be taken; and

                      (ii) Any provision which requires any party not to take any particular action shall be deemed to require the party not to permit such action to be taken by any person or by operation of law.

              (f) This Lease has been executed in several counterparts; but the counterparts shall constitute but one and the 'same instrument.

              (g) Wherever a requirement is imposed on any party hereto, it shall be deemed that such party shall be required to perform such requirement at its own expense unless it is specifically otherwise provided herein.

              (h) The singular includes the plural and the plural includes the singular.

              (i) This Lease shall be construed and enforced in accordance with the laws of the State in which the Demised Premises are situated.

              Section 19.02. Construing Various Words and Phrases:

              (a) Wherever it is provided herein that a party may perform an act or do anything, it shall be construed that that party may, but shall not be obligated to, so perform or so do.

              (b) The words "reenter" and "reentry" as used herein are not restricted to their technical legal meaning.

              (c) The following words and phrases shall be construed as follows:

              (i) "At any time" shall be construed as, "at any time or from time to time".

              (ii) "Any" shall be construed as "any and all".

              (iii) "Including" shall be construed as "Including but not limited to".

              Section 19.03. No Oral Changes:

               This Lease may not be changed or terminated orally.

              Section 19.04. Communications:

              No notice, request, consent, approval, waiver or other communication under this Lease shall be effective unless, but any such communication shall be effective and shall be-deemed to have been given if, the same is in writing and is mailed by registered or certified mail, postage prepaid, addressed:

              (a) If to Landlord, to the address designated as Landlord's Notice Address in Article I, or such other address as Landlord designates by giving notice thereof to Tenant, with a copy thereof to the address designated as Landlord's Notice Copy Address in Article I or to such other person or party as Landlord shall designate by notice to Tenant, and

              (b) If to Tenant, to the address designated as Tenant's Notice Address in Article I, or such other address as Tenant shall designate by giving notice thereof to Landlord, with a copy of the address designated as Tenant's Notice Copy Address in Article I or to such other person or party as Tenant shall designate by giving notice thereof to Landlord.

              Section 19.05. Method of Payment:

              Except as herein otherwise expressly provided, all amounts payable under this Lease shall be payable in coin or currency of the United States of
 .America which at the time of payment is legal tender for public and private debts.

              Section 19.06. Successors and Assigns:

              Subject to the provisions hereof, this Lease shall bind and inure to the benefit of the parties and their respective successors, representatives, heirs and assigns.

              Section 19.07. Responsibility of Tenant:

              Any restriction on or requirement imposed upon Tenant hereunder shall be deemed to extend to Tenant's Guarantor, Tenant's subtenants, concessionaires and licensees and it shall be Tenant's obligation to cause the foregoing persons to comply with such restriction or requirement.

              Section 19.08. Hold Over:

              If Tenant shall hold-over after the end of the Term, such holding over shall be construed as a tenancy from month-to-month, subject to all of the provisions, conditions and obligations of this Lease, except that monthly Minimum Rent shall be twice the monthly installment of Minimum Rent payable for the last month of the Term.

              Section 19.09. Size of Demised Premises:

              Notwithstanding anything to the contrary contained in this Lease, in the event that the actual floor area of the Demised Premises, as determined by Landlord's Architect in accordance with the provisions of the last sentence of Section 2.12, is greater or less than 75,000 square feet, the Minimum Rent per annum shall be increased or decreased to reflect the actual floor area of the Demised Premises based upon the rate of W $2.25 per square foot during the first two (2) years of the Term; (ii) $2.50 per square foot during the third
(3rd) through the fourth (4th) years of the Term; (iii) $2.75 per square foot during the fifth (5th) through the sixth (6th) years of the Term; and (iv) $3.00 per square foot during the balance of the Term. For the purposes of this Lease, the floor area of the Demised Premises shall be deemed to be 75,000 square feet unless Landlord's architect determines otherwise prior to the first anniversary of the Commencement Date.

              Section 19.10. Liability of Landlord:

              Landlord  (and,  in  case  Landlord  shall  be  a  joint  venture, partnership, tenancy-in-common association or other form of joint ownership) and the members of any such joint venture, partnership, tenancy-in-common, association or other form of joint ownership shall have absolutely no personal liability with respect to any provision of this Lease, or any obligation or liability arising therefrom or in connection therewith. Tenant shall look solely to the equity of the then owner of the Demised Premises in the Demised Premises (or if the interest of the Landlord is a leasehold interest, Tenant shall look solely to such leasehold interest) for the satisfaction of any remedies of Tenant in the event of a breach by the Landlord of any of its obligations. Such exculpation of liability shall be absolute and without any exception whatsoever.

              With respect to any provision of this Lease which provides, in effect, that Landlord shall not unreasonably withhold or unreasonably delay any consent or any approval, Tenant, in no event, shall be entitled to make, nor shall Tenant make, any claim for, and Tenant hereby waives any claim for money damages; nor shall Tenant claim any money damages by way of setoff, counterclaim or defense, based upon any claim or assertion by Tenant that Landlord has unreasonably withheld or unreasonably delayed any consent or approval; but Tenant's sole remedy shall be an action or proceeding to enforce any such provision, or for specific performance, injunction or declaratory judgment.

              All property (whether real, personal or mixed) at any time located in or upon the Demised Premises shall be at the risk of the Tenant only, and Landlord shall not become liable for any damage to said property or to Tenant, or to any other person or property, caused by water leakage, steam, sewerage, gas or odors or for any damage whatsoever done or occasioned by or from any boiler, plumbing, gas, water, steam or other pipes, or any fixtures or equipment or appurtenances whatsoever, or for any damage arising from any act or neglect or arising by reason of the use of, or any defect in, the Demised Premises or any of the fixtures, equipment or appurtenances therein contained, or by the act or neglect of any other person or caused in any other manner whatsoever.

              Section 19.11. Renewal Term:

              (a) Provided that Tenant is not then in default under the terms of this Lease and provided further that this Lease has not theretofore been terminated pursuant to the provisions hereof, Tenant shall have the option to renew this Lease for one additional period of five (5) years (the "Renewal Term"). The option to renew shall expire and be of no force or effect unless exercised by Tenant giving written notice thereof to Landlord sent not earlier than the first day of the last month of the year immediately preceding the last year of the original Term and not later than the end of the first month of the last year of the original Term.

              (b) All of the terms, conditions and provisions of this Lease shall remain in full force and effect during the Renewal Term, except that the Minimum Rent shall be at an annual rate equal to the greater of the amount obtained by multiplying the floor area of the Demised Premises by $3.75 per square foot or ninety (90%) percent of the fair market rental value of the Demised Premises determined as provided in subsection (c) of this Section, and except that Tenant shall have no further right to renew this Lease.

              (c) If Tenant shall exercise its option to renew the Term of this Lease, then the fair market rental value of the Demised Premises for the first year of the Renewal Term shall be determined as follows:

                     (i) If the parties cannot agree upon a fair market rental value, then each shall select an appraiser to make an individual judgment as to the fair market rental value. If the two appraisers cannot agree upon the fair market rental value, they shall select a third appraiser, whose judgment as to fair market rental value shall be binding upon the parties. In the event of the failure of Landlord or Tenant to designate an appraiser within thirty (30) days after Tenant exercises any such option, or in the event of the failure of the two appraisers designated to select a third appraiser, either party shall have the right to apply to the Morris County Superior Court of the State of New Jersey to designate an appraiser or appraisers.

                     (ii) All appraisers designated under this subsection (c) shall be members of the American Institute of Real
Estate Appraisers.

                     (iii) The determination of the appraisers shall be final and binding on the parties and shall be retroactive to the first day of the Renewal Term. Until said Minimum Rent has been determined, as provided in this subsection (c), Tenant shall continue to pay the Minimum Rent stipulated during the original Term.

              (d) No option granted to Tenant to renew this Lease, nor the exercise of any such option by Tenant, shall prevent Landlord from exercising any right granted or reserved to Landlord in this Lease or which Landlord may have by virtue of any law to terminate this Lease, either during the original Term or during the Renewal Term. Any termination of this Lease shall serve to terminate any renewal option whether or not Tenant shall have exercised same. Any right on the part of Landlord to terminate this Lease shall continue during the Renewal Term, and no option granted to Tenant to renew this Lease shall be deemed to give Tenant any further option to renew beyond the Renewal Term.

              Section 19.12. Execution:

              This Lease shall be of no force and effect unless and until it is executed by both Landlord and Tenant.

              IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease to be executed as of the day and year first above written.

ATTEST:                                     LANDLORD: Vornado,
Inc.

                                            By:

ATTEST:                                     TENANT: J. Leven & Co.

                                            By:

STATE OF New York
                                       SS.:
COUNTY OF New York

              On this 4th day of May  1983,before me personally came to me David
              A. Rapaport, known, who, being by me duly sworn, did depose and say that resides at at 26 Navajo Road, E. Brunswick, NJ that he is the Vice President, Legal of J. Leven & Co., the corporation described in and which executed the foregoing Lease; that he knows the seal of said corporation, that the seal affixed to said instrument is such corporate seal, that it was so affixed by order of the board of directors of said corporation, and that he signed his name thereto by like order.

              In witness whereof I hereunto set my hand and official seal.

                                                         Notary Public
                    (Notarial Seal)                  LYDIA M. DeSANTIS
                                             Notary Public State of New York
                                                       No. 31-4724309
                                                Qualified in New York County
                                              Term Expires March 30, 125

GUARANTY

       In consideration of, and as an inducement for the granting, execution and delivery of the foregoing lease, dated , 1983 ("Lease"), by Vornado, Inc., Landlord therein named ("Landlord", which term shall be deemed to include the named Landlord and its successors and assigns) to J. Leven & Co., Tenant therein named ("Tenant", which term shall be deemed to include the named Tenant and its successors and assigns), and in further consideration of the sum of One ($1.00) Dollar and other good and valuable consideration paid by Landlord to the undersigned, the receipt and sufficiency of which are hereby acknowledged, the undersigned, National Patent Development Corporation, ("Guarantor", which term shall be deemed to include the named Guarantor and its successors and assigns), hereby guarantees, absolutely and unconditionally, to Landlord the full and
prompt  payment  of  Rent  and  other  charges  and  sums  (including,   without
limitation, Landlord's legal expenses and reasonable attorneys' fees and disbursements) payable by Tenant under the Lease, and hereby further guarantees the full and timely performance and observance of all the covenants, terms, conditions and agreements therein provided to be performed and observed by Tenant; and Guarantor hereby covenants and agrees to and with Landlord that if default shall at any time be made by Tenant in the payment of any Rent or other charges and sums, or if Tenant should default in the performance and observance of any of the terms, covenants and conditions contained in the Lease, Guarantor shall and will forthwith pay Rent and all other charges and sums, to Landlord and any arrears thereof, and shall and will forthwith faithfully perform and fulfill all of such terms, covenants and conditions and will forthwith pay to Landlord all damages that may arise in consequence of any default by Tenant under the Lease, including, without limitation, all reasonable attorneys' fees, and disbursements incurred by Landlord or caused by any such default or the enforcement of this Guaranty.

       This Guaranty is an absolute and unconditional guaranty of payment (and not of collection) and of performance. The liability of Guarantor is co-extensive with that of Tenant and this Guaranty shall be enforceable against Guarantor without the necessity of any suit or proceeding on Landlord's part of any kind or nature whatsoever against Tenant and without the necessity of any notice of non-payment, non-performance or non-observance or of any notice of acceptance of this Guaranty or of any other notice or demand to which Guarantor might otherwise be entitled, all of which Guarantor hereby expressly waives. Guarantor hereby expressly agrees that the validity of this Guaranty and the obligations of Guarantor hereunder shall in no way be terminated, affected, diminished or impaired by reason of (a) the assertion or the failure to assert by Landlord against Tenant of any of the rights or remedies reserved to Landlord pursuant to the terms, covenants and conditions of the Lease, or (b) any non-liability of Tenant under the Lease, whether by insolvency, discharge in bankruptcy, or any other defect or defense which may now or hereafter exist in favor of Tenant.

       This Guaranty shall be a continuing guaranty, and the liability of Guarantor hereunder shall in no way be affected, modified or diminished by reason of (a) any assignment, renewal, modification, amendment or extension of the Lease, or (b) any modification or waiver of or change in any of the terms, covenants and conditions of the Lease by Landlord and Tenant, or (c) any extension of time that may be granted by Landlord to Tenant, (d) any consent, release, indulgence or other action, inaction or omission under or in respect of the Lease, or (e) any dealings or transactions or matter or thing occurring between Landlord and Tenant, or (f) any bankrupt., insolvency, reorganization, liquidation, arrangement, assignment for the benefit of creditors, receivership, trusteeship or similar proceeding affecting Tenant, whether or not notice thereof or of any thereof is given to Guarantor.

       Should Landlord be obligated by any bankruptcy or other law to repay to Tenant or to Guarantor or to any trustee, receiver or other representative of either of them, any amounts previously paid, this Guaranty shall be reinstated in the amount of such repayments. Landlord shall not be required to litigate or otherwise dispute its obligations to make such repayments if it in good faith believes that such obligation exists.No delay on the part of Landlord in exercising any right, power or privilege under this Guaranty or failure to exercise the same shall operate as a waiver of or otherwise affect any such right, power or privilege, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

      No waiver or modification of any provision of this Guaranty nor any termination of this Guaranty shall be effective unless in writing, signed by Landlord; nor shall any such waiver be applicable except in the specific instance for which given.

      All of Landlord's rights and remedies under the Lease and under this Guaranty, now or hereafter existing at law or in equity or by statute or otherwise, are intended to be distinct, separate and cumulative and no exercise or partial exercise of any such right or remedy therein or herein mentioned is intended to be in exclusion of or a waiver of any of the others.

      Guarantor agrees that whenever at any time or from time to time Guarantor shall make any payment to Landlord or perform or fulfill any term, covenant or condition hereunder on account of the liability of Guarantor hereunder, Guarantor will notify Landlord in writing that such payment or performance as the case may be, is for such purpose. No such payment or performance by Guarantor pursuant to any provision hereof shall entitle Guarantor by subrogation or otherwise to the rights of Landlord to any payment by Tenant or out of the property of Tenant, except after payment of all sums or fulfillment of all covenants, terms, conditions or agreements to be paid or performed by Tenant.

      Guarantor agrees that it will, at any time and from time to time, within ten (10) business days following written request by Landlord, execute, acknowledge and deliver to Landlord a statement certifying that this Guaranty is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating such modification). Guarantor agrees that such certificate may be relied on by anyone holding or proposing to acquire any interest in the "Complex" (as defined in the Lease) from or through Landlord or by any mortgagee or prospective mortgagee of the Complex or of any interest therein.

      As a further inducement to Landlord to make and enter into the Lease and in consideration thereof, Landlord and Guarantor covenant and agree that in any action or proceeding brought on, under or by virtue of this Guaranty, Landlord and Guarantor shall and do hereby waive trial by jury. Without regard to principles of conflicts of laws, the validity, interpretation, performance and enforcement of this Guaranty shall be governed by and construed in accordance with the internal laws of the State in which the Complex is located.

      Guarantor warrants and represents to Landlord that it has the legal right and capacity to execute this Guaranty. In the event that this Guaranty shall be held ineffective or unenforceable by any court of competent jurisdiction, then Guarantor shall be deemed to be a tenant under the Lease with the same force and effect as if Guarantor were expressly named as a joint tenant therein.

      As used herein, the term "successors and assigns" shall be deemed to include the heirs and legal representatives of Tenant and Guarantor, as the case may be. If there is more than one Guarantor, the liability hereunder shall be joint and several. All terms and words used in this Guaranty, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender as the context may require.

      If Guarantor is an individual, Guarantor warrants and represents that it is owner of more than fifty percent (50%) of the issured and outstanding shares of voting stock of Tenant, and is a principal officer of Tenant. If Guarantor is a corporation, Guarantor warrants and represents that Tenant is a wholly-owned subsidiary of Guarantor (or a wholly-owned subsidiary of another wholly-owned subsidiary of Guarantor) and that the execution and delivery of this Guaranty is not in contravention of its charter or by-laws or applicable state laws and has been duly authorized by its Board of Directors. Upon request of Landlord, Guarantor agrees to deliver to Landlord a Secretary's certification and corporate resolution authorizing the execution and delivery of this Guaranty.

      If Guarantor fails to pay any amount payable under this Guaranty when due, interest on such amount shall accrue at the highest legal rate chargeable to Guarantor in the state in which the Complex is located.

       IN WITNESS WHEREOF, the undersigned has duly executed this Guaranty as of The 4th day of 1983.

                                    National Patent Development
                                    Corporation

                                    By:

STATE OF New York
                                       ss.:
COUNTY OF New York

On this 4th day of May 1983,before me personally came to me David A. Rapaport known who, being by me duly sworn, did depose and say that he resides at 26 Navajo Road, E. Brunswick, NJ, that he is the Vice President, Legal of National Patent Development Corporation, the corporation described in and which executed the foregoing Guaranty; that he knows the seal of said corporation, that the seal affixed to said instrument is such corporate seal, that it was so affixed by order of the board of directors of said corporation, and that he signed his name thereto by like order.

       In witness whereof I hereunto set my hand and official seal.

                                                           Notary Public

(Notarial Seal)